EXHIBIT 24.1

POWERS OF ATTORNEY

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Registration Statements on Form S-8 (Registration Nos. 333-06061, 333-27561 and 333-76697) for the registration of certain of its common shares for offering and sale pursuant to The Scotts Miracle-Gro Company 1996 Stock Option Plan, hereby constitutes and appoints James Hagedorn, David M. Aronowitz and Christopher L. Nagel, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of May, 2005.

/s/ Mark R. Baker
Mark R. Baker

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Registration Statements on Form S-8 (Registration Nos. 333-06061, 333-27561 and 333-76697) for the registration of certain of its common shares for offering and sale pursuant to The Scotts Miracle-Gro Company 1996 Stock Option Plan, hereby constitutes and appoints James Hagedorn, David M. Aronowitz and Christopher L. Nagel, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 4th day of May, 2005.

/s/ Lynn J. Beasley
Lynn J. Beasley

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Registration Statements on Form S-8 (Registration Nos. 333-06061, 333-27561 and 333-76697) for the registration of certain of its common shares for offering and sale pursuant to The Scotts Miracle-Gro Company 1996 Stock Option Plan, hereby constitutes and appoints James Hagedorn, David M. Aronowitz and Christopher L. Nagel, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of May, 2005.

/s/ Gordon F. Brunner
Gordon F. Brunner

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Registration Statements on Form S-8 (Registration Nos. 333-06061, 333-27561 and 333-76697) for the registration of certain of its common shares for offering and sale pursuant to The Scotts Miracle-Gro Company 1996 Stock Option Plan, hereby constitutes and appoints James Hagedorn, David M. Aronowitz and Christopher L. Nagel, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of May, 2005.

/s/ Arnold W. Donald
Arnold W. Donald

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Registration Statements on Form S-8 (Registration Nos. 333-06061, 333-27561 and 333-76697) for the registration of certain of its common shares for offering and sale pursuant to The Scotts Miracle-Gro Company 1996 Stock Option Plan, hereby constitutes and appoints James Hagedorn, David M. Aronowitz and Christopher L. Nagel, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of May, 2005.

/s/ Joseph P. Flannery
Joseph P. Flannery

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Registration Statements on Form S-8 (Registration Nos. 333-06061, 333-27561 and 333-76697) for the registration of certain of its common shares for offering and sale pursuant to The Scotts Miracle-Gro Company 1996 Stock Option Plan, hereby constitutes and appoints David M. Aronowitz and Christopher L. Nagel, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of May, 2005.

/s/ James Hagedorn
James Hagedorn

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Registration Statements on Form S-8 (Registration Nos. 333-06061, 333-27561 and 333-76697) for the registration of certain of its common shares for offering and sale pursuant to The Scotts Miracle-Gro Company 1996 Stock Option Plan, hereby constitutes and appoints James Hagedorn, David M. Aronowitz and Christopher L. Nagel, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 4th day of May, 2005.

/s/ Katherine Hagedorn Littlefield
Katherine Hagedorn Littlefield

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Registration Statements on Form S-8 (Registration Nos. 333-06061, 333-27561 and 333-76697) for the registration of certain of its common shares for offering and sale pursuant to The Scotts Miracle-Gro Company 1996 Stock Option Plan, hereby constitutes and appoints James Hagedorn and David M. Aronowitz, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of May, 2005.

/s/ Christopher L. Nagel
Christopher L. Nagel

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Registration Statements on Form S-8 (Registration Nos. 333-06061, 333-27561 and 333-76697) for the registration of certain of its common shares for offering and sale pursuant to The Scotts Miracle-Gro Company 1996 Stock Option Plan, hereby constitutes and appoints James Hagedorn, David M. Aronowitz and Christopher L. Nagel, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of May, 2005.

/s/ Patrick J. Norton
Patrick J. Norton

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Registration Statements on Form S-8 (Registration Nos. 333-06061, 333-27561 and 333-76697) for the registration of certain of its common shares for offering and sale pursuant to The Scotts Miracle-Gro Company 1996 Stock Option Plan, hereby constitutes and appoints James Hagedorn, David M. Aronowitz and Christopher L. Nagel, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 4th day of May, 2005.

/s/ Stephanie M. Shern
Stephanie M. Shern

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of THE SCOTTS MIRACLE-GRO COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Post-Effective Amendment No. 1 to Registration Statements on Form S-8 (Registration Nos. 333-06061, 333-27561 and 333-76697) for the registration of certain of its common shares for offering and sale pursuant to The Scotts Miracle-Gro Company 1996 Stock Option Plan, hereby constitutes and appoints James Hagedorn, David M. Aronowitz and Christopher L. Nagel, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of May, 2005.

/s/ John M. Sullivan
John M. Sullivan